Exhibit 10.2

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is entered into as of August 28, 2026 (the “Effective Date”), by and between Mobix Labs, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”) and Leviston Resources, LLC, a limited liability company organized under the laws of the State of Delaware (the “Holder”).

WHEREAS, the Borrower and the Holder entered into a Securities Purchase Agreement dated March 31, 2026 (the “SPA”) and a Senior Secured Convertible Note dated March 31, 2026 (the “Note”), in each case as amended by that certain First Amendment to Securities Purchase Agreement and Senior Secured Convertible Note dated May 13, 2026 (the “First Amendment”) and that certain Second Amendment to Securities Purchase Agreement dated June 17, 2026 (the “Second Amendment”);

WHEREAS, pursuant to that certain Investor Rights Agreement dated May 13, 2026 (the “Original IRA”), the Borrower issued to the Holder Additional Notes in an aggregate principal amount of $4,000,000, and no investment rights remain outstanding under the Original IRA;

WHEREAS, the Borrower desires to issue and sell to the Holder, and the Holder desires to purchase, a new Senior Secured Convertible Note in the principal amount of $1,200,000 for a purchase price of $1,000,000 (the “New Note”), and the parties desire to enter into a new Investor Rights Agreement dated as of the date of the New Note (the “New IRA”) granting the Holder the right to purchase additional notes in an aggregate principal amount of up to $3,600,000 for an aggregate purchase price of up to $3,000,000;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Holder hereby agree as follows:

1. The representations, covenants, and recitations set forth in the foregoing recitals are hereby incorporated into and made a part of this Amendment, including all defined terms referenced therein.

2. Except as specifically modified by this Amendment, the terms and conditions of the Note and the SPA shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Note or the SPA, the terms of this Amendment shall control. All capitalized terms used herein shall have the meaning ascribed to them in the Note or the SPA, as applicable, unless defined otherwise herein.

3. Issuance of New Note. On the Effective Date, the Borrower shall issue and sell to the Holder, and the Holder shall purchase, the New Note in the principal amount of $1,200,000 (including original issue discount of $200,000) for a purchase price of $1,000,000, in the form attached hereto as Exhibit A. The New Note is issued pursuant to the SPA, as amended hereby, and shall constitute a “Note” and a “Transaction Document” for all purposes under the SPA and the other Transaction Documents; provided that the Issuance Date, the Maturity Date, the Conversion Price and all other date-dependent terms of the New Note shall be determined solely by reference to the terms of the New Note.

4. New Investor Rights Agreement. Concurrently with the issuance of the New Note, the Borrower and the Holder shall enter into the New IRA, in the form attached hereto as Exhibit B. The New IRA and each Additional Note issued thereunder shall constitute a “Transaction Document,” and each such Additional Note shall constitute a “Note,” in each case for all purposes under the SPA and the other Transaction Documents.

5. Representations. The Borrower represents and warrants to the Holder that the representations and warranties of the Borrower set forth in the SPA are true and correct in all material respects as of the Effective Date (except for representations and warranties that speak as of a specific date, which are true and correct as of such date), and that no Event of Default has occurred and is continuing.

6. This Amendment shall constitute a “Transaction Document” as defined in the SPA, and all references to “Transaction Documents” in the Note, the SPA, and the other Transaction Documents shall be deemed to include this Amendment. This Amendment shall be governed by and construed in accordance with the governing law, dispute resolution, and related provisions set forth in Section 5.9 of the SPA, as amended by the Second Amendment, which are incorporated herein by reference.

7. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF the parties have signed this Amendment in one or more counterparts as of the date first hereinabove set forth.

The Borrower

MOBIX LABS, INC.

By:	/s/ Keyvan Samini
Name:	Keyvan Samini
Title:	President, CFO and Acting General Counsel

The Holder

LEVISTON RESOURCES, LLC

By:	/s/ Roman Rogol
Name:	Roman Rogol
Title:	CFO

[Signature page to Third Amendment to Securities Purchase Agreement]

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